INVESTOR UPDATE First Quarter 2019 April 30, 2019 EXHIBIT 99.2

FINANCIAL REVIEW SHELDON BRUHA Senior Vice President & Interim Chief Financial Officer Agenda STRATEGIC AND OPERATIONAL REVIEW DANIEL McCARTHY President & Chief Executive Officer FINANCIAL REVIEW SHELDON BRUHA Senior Vice President & Interim Chief Financial Officer

Business Update Net loss1 Consumer revenue of $1,077 million Consumer customer churn of 1.99%, a slight sequential increase Consumer ARPC of $89.14, a sequential increase Commercial revenue of $932 million Commercial customers of 400,000 $2.10B TOTAL REVENUE $87M Transformation EBITDA benefit attained in Q1 (Annualized) Maturities extended Continued focus on improving financial profile Adjusted EBITDA2 Pressure from expense seasonality and revenue declines partly offset by transformation benefits $873M $35M $1.65B 1 Includes severance expense of $15 million, debt extinguishment costs of $20 million, and income tax expense of $18 million. 2 Adjusted EBITDA is a non-GAAP measure – see Appendix for its calculation

Broadband Unit Trends 2019 Substantial improvement in broadband unit trends Consumer Copper net add improvement reflects improved churn Fiber improvements reflect stronger gross additions Total Broadband (Consumer & Commercial) Consumer Copper Broadband Consumer Fiber Broadband Commercial Broadband Net Adds (000s) 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018

Customer Churn Trends 2019 Q1 churn increased slightly sequentially Churn improvement initiatives continue to yield results Sequential churn increase reflects impact of video departures— being offset by better sales 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018

FINANCIAL REVIEW SHELDON BRUHA Senior Vice President & Interim Chief Financial Officer Agenda STRATEGIC AND OPERATIONAL REVIEW DANIEL McCARTHY President & Chief Executive Officer STRATEGIC AND OPERATIONAL REVIEW DANIEL McCARTHY President & Chief Executive Officer

Key Financial Highlights  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Total Revenue $2,199 $2,162 $2,126 $2,124 $2,101 Customer $2,102 $2,065 $2,031 $2,030 $2,009 Subsidy $97 $97 $95 $94 $92 Net Income (Loss) $20 ($18) ($426) ($219) ($87) Net Cash Provided from Operating Activities $251 $672 $286 $603 $282 Adjusted Operating Expenses* $1,291 $1,278 $1,248 $1,229 $1,228 Adjusted EBITDA* $908 $884 $878 $895 $873 Adjusted EBITDA Margin* 41.3% 40.9% 41.3% 42.1% 41.6% CapEx $297 $321 $329 $245 $305 LTM Operating Free Cash Flow* $632 $721 $604 $620 $643 Q1 revenue declined 1% sequentially Stable operating expense performance despite Q1 expense seasonality Maintaining >40% adjusted EBITDA margin consistently Operating FCF of $643M for trailing four quarters * Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Operating Free Cash Flow are non-GAAP measures - see Appendix for their calculations

Product & Customer Revenue Data & Internet services revenue increased sequentially Voice services revenue declines similar to prior trends Consumer revenue declined 1% sequentially Commercial revenue decline driven by voice  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Data & Internet Services $985 $973 $961 $959 $967 Voice Services $702 $682 $669 $668 $650 Video Services $280 $270 $260 $275 $268 Other $135 $140 $141 $128 $124 Total Customer Revenue $2,102 $2,065 $2,031 $2,030 $2,009 Consumer $1,128 $1,095 $1,069 $1,088 $1,077 Commercial $974 $970 $962 $942 $932 Total Customer Revenue $2,102 $2,065 $2,031 $2,030 $2,009 Subsidy Revenue $97 $97 $95 $94 $92 Total Revenue $2,199 $2,162 $2,126 $2,124 $2,101

Consumer ARPC Customers Q1 4.0M Q4 4.1M Q3 4.2M Q2 4.2M Q1 4.3M ARPC Consumer ARPC increased sequentially Continued to improve base management techniques Consumer ARPC increased despite increased video losses 2018 2019

Capital Spending Update Projects Completed & Underway Upgrading FTTH to 10 Gbps for Commercial applications--enabling 10 Gbps Ethernet, expanding 5G backhaul capacity, and enabling Gigabit Consumer broadband CAF II: ~496K locations enabled with CAF II broadband Building FTTH to ~19K rural HHs leveraging state funding sources Fixed wireless broadband builds continue in CAF areas $305M in CapEx Spent in 1Q 2019

Capital Structure Progress RESULT 2019 Operating FCF Guidance $13 Runway cleared through 2021 Manageable near-term maturity profile relative to 2019 operating free cash flow guidance of $575M-$675M 2019 2020 2021 $ in Millions See Appendix for additional information $575M-$675M Extended Revolver until 2024 Issued $1.65B senior secured notes due 2027; repaid loans due 2021 Repaid $348M of unsecured notes on schedule Closed $76M tower sale in January 2019

Reaffirming 2019 Guidance *Adjusted EBITDA and Operating Free Cash Flow are non-GAAP measures - see Appendix for their calculations. $3.45B-$3.55B Adjusted EBITDA* Includes $50-100M Transformation benefit ~$175M Cash Pension / OPEB ~$1.15B Capital Expenditures ~$1.475B Cash Interest Expense <$25M Cash Taxes $575M-$675M Operating Free Cash Flow*

Appendix

Safe Harbor Statement Forward-looking Language This earnings release contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: declines in revenue from Frontier’s voice services, switched and non-switched access and video and data services that it cannot stabilize or offset with increases in revenue from other products and services; Frontier’s ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize operational improvements; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that Frontier will not respond on a timely or profitable basis; Frontier’s ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on its capital expenditures, products and service offerings; risks related to disruptions in Frontier’s networks, infrastructure and information technology that may result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber attacks or other disruptions; Frontier’s ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; Frontier’s ability to hire or retain key personnel; Frontier’s ability to realize anticipated benefits from recent acquisitions; Frontier’s ability to dispose of certain assets or asset groups on terms that are attractive to it, or at all; Frontier’s ability to effectively manage its operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity; Frontier’s ability to defend against litigation and potentially unfavorable results from current pending and future litigation; adverse changes in the credit markets, which could impact the availability and cost of financing; Frontier’s ability to repay or refinance its debt through, among other things, accessing the capital markets, notes repurchases and/or redemptions, tender offers and exchange offers; adverse changes in the ratings given to Frontier’s debt securities by nationally accredited ratings organizations; covenants in Frontier’s indentures and credit agreements that may limit Frontier’s operational and financial flexibility as well as its ability to access the capital markets in the future; the effects of state regulatory requirements that could limit Frontier’s ability to transfer cash among its subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on Frontier’s business; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects that impact capital expenditures; continued reductions in switched access revenue as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to Frontier and its competitors; Frontier’s ability to meet its remaining CAF II funding obligations and the risk of penalties or obligations to return certain CAF II funds; Frontier’s ability to effectively manage service quality and meet mandated service quality metrics; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to intangible assets; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit Frontier’s competitors more than it, as wells potential future decreases in the value of Frontier’s deferred tax assets; the effects of increased medical expenses and pension and postemployment expenses; Frontier’s ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of Frontier’s pension plan assets, which could require Frontier to make increased contributions to its pension plans; the effects of changes in both general and local economic conditions in the markets that Frontier serves; the effects of severe weather events or other natural or man-made disasters, which may increase operating and capital expenses or adversely impact customer revenue; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including its reports on Forms 10-K and 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Non-GAAP Financial Measures Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, adjusted operating expenses, and leverage ratio, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income (loss), pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue. Management uses EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes restructuring costs and other charges, pension settlement costs, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented. Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt and pay dividends. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments and preferred stock dividends are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure. Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance. Leverage ratio is calculated as net debt (total debt less cash and cash equivalents) divided by Adjusted EBITDA for the most recent four quarters. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s debt levels. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

 ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net Income (Loss) 20 (18) (426) (219) (87) Add back (Subtract): Income Tax Expense (Benefit) 13 (20) (4) (51) 18 Interest Expense 374 385 389 388 379 Investment and Other (Income) Loss, Net (8) (5) (3) 3 9 Pension Settlement Costs - 25 9 7 - (Gain) Loss on Extinguishment of Debt (33) - 2 (1) 20 Operating Income (Loss) 366 367 (33) 127 339 Depreciation and Amortization 505 486 471 492 484 EBITDA $871 $853 $438 $619 $823 Add back: Pension/OPEB Expense 22 23 21 19 20 Restructuring Costs and Other Charges 4 2 14 15 28 Stock-based Compensation Expense 4 5 5 4 3 Work Stoppage Costs 7 1 - - - Storm Related Insurance Proceeds - - - (3) (1) Goodwill Impairment - - 400 241 - Adjusted EBITDA* $908 $884 $878 $895 $873 EBITDA Margin 39.6% 39.5% 20.6% 29.1% 39.1% Adjusted EBITDA Margin 41.3% 40.9% 41.3% 42.1% 41.6% Non-GAAP Financial Measures

Non-GAAP Financial Measures  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Total Operating Expenses $1,833 $1,795 $2,159 $1,997 $1,762 Subtract: Depreciation and Amortization 505 486 471 492 484 Goodwill Impairment - - 400 241 - Pension/OPEB Expense 22 23 21 19 20 Restructuring Costs and Other Charges 4 2 14 15 28 Stock-based Compensation Expense 4 5 5 4 3 Storm Related Insurance Proceeds - - - (3) (1) Work Stoppage Costs 7 1 - - - Adjusted Operating Expenses $1,291 $1,278 $1,248 $1,229 $1,228

Non-GAAP Financial Measures Quarterly Results  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net Cash Provided from Operating Activities $251 $672 $286 $603 $282 Capital Expenditures – Business Operations (297) (321) (329) (245) (305) Operating Free Cash Flow ($46) $351 ($43) $358 ($23) Trailing Four Quarter Results  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net Cash Provided from Operating Activities $1,801 $1,944 $1,874 $1,812 $1,843 Capital Expenditures – Business Operations (1,136) (1,194) (1,255) (1,192) (1,200) Capital Expenditures – Integration (33) (29) (15) - - Operating Free Cash Flow $632 $721 $604 $620 $643

Manageable Near-Term Debt Maturities Pro forma for March 31, 2019 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ $13 $245 $327 $2,706 $2,755 $4,514 $1,603 $2,197 $500 $50 $14 $1,364 $868 Unsecured Debt Secured Debt $850M Revolving Credit Facility Drawn Revolver Balance